To Engage in Business Combination with
KBL Healthcare Acquisition Corp. III (NYSE Amex: KHA) Investor Presentation PRWT Services, Inc. June 24, 2009
 www.kblhealthcare.com www.prwt.com

2 Interests of the Parties in the Merger KBL HEALTHCARE ACQUISTION CORP. III (“KBL”) AND PRWT SERVICES, INC. (“PRWT”) ARE HOLDING PRESENTATIONS FOR CERTAIN OF KBL’S STOCKHOLDERS, AS WELL AS
OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING KBL SECURITIES, REGARDING THE BUSINESS COMBINATION BETWEEN KBL AND PRWT, AS DESCRIBED IN
THE PRELIMINARY PROXY STATEMENT/PROSPECTUS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 4, 2009, AS SAME IS AMENDED FROM TIME TO
TIME.  SUCH PRELIMINARY PROXY STATEMENT/PROSPECTUS, INCLUDING SOME OR ALL OF THE EXHIBITS ATTACHED THERETO, AND THIS PRESENTATION WILL BE
DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS. CITIGROUP GLOBAL MARKETS, INC. (“CITIGROUP”), JEFFERIES & COMPANY, INC. (“JEFFERIES”) AND EARLYBIRDCAPITAL, INC. (“EBC”), EACH AN UNDERWRITER OF KBL’S
INITIAL PUBLIC OFFERING (“IPO”) CONSUMMATED IN JULY 2007, ARE ASSISTING KBL IN THESE EFFORTS WITHOUT CHARGE, OTHER THAN THE REIMBURSEMENT OF THEIR
OUT-OF-POCKET EXPENSES. ADDITIONALLY, THE UNDERWRITERS DEFERRED $4,140,000 OF THE COMMISSIONS OWED TO THEM IN CONNECTION WITH THE IPO UNTIL THE
CLOSING OF KBL’S BUSINESS COMBINATION.  FURTHER, KBL HEALTHCARE MANAGEMENT, INC. (“KHMI”), AN AFFILIATE OF CERTAIN OF THE EXECUTIVE OFFICERS AND
DIRECTORS OF KBL, HAS ENTERED INTO A GENERAL ADVISORY AGREEMENT WITH PRWT, WHICH WILL BECOME EFFECTIVE UPON CONSUMMATION OF THE BUSINESS
COMBINATION BETWEEN KBL AND PRWT, UNDER WHICH KHMI WOULD BE PAID A FEE OF $250,000 PER YEAR IN CONNECTION WITH SERVICES TO BE RENDERED TO PRWT,
AND CERTAIN OF PRWT’S OFFICERS WILL ENTER INTO NEW EMPLOYMENT AGREEMENTS TO BE EFFECTIVE UPON CONSUMMATION OF THE BUSINESS COMBINATION. KBL AND ITS DIRECTORS AND EXECUTIVE OFFICERS, PRWT AND ITS STOCKHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS, AND THEIR RESPECTIVE AFFILIATES, MAY
ENTER INTO ARRANGEMENTS TO PURCHASE SHARES OF COMMON STOCK AND/OR WARRANTS OF KBL IN OPEN MARKET OR PRIVATELY NEGOTIATED TRANSACTIONS PRIOR
TO THE CONSUMMATION OF THE BUSINESS COMBINATION. KBL AND ITS DIRECTORS AND EXECUTIVE OFFICERS, PRWT AND ITS STOCKHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS, AND EACH OF CITIGROUP, JEFFERIES AND
EBC MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF KBL STOCKHOLDERS TO BE HELD TO APPROVE THE MERGER.   STOCKHOLDERS OF KBL AND OTHER INTERESTED PERSONS ARE ADVISED TO READ KBL’S AND PRWT’S PRELIMINARY PROXY STATEMENT/PROSPECTUS AND, WHEN
AVAILABLE, KBL’S AND PRWT’S DEFINITIVE PROXY STATEMENT/PROSPECTUS IN CONNECTION WITH KBL’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE
THESE PROXY STATEMENT/PROSPECTUSES WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ KBL’S FINAL PROSPECTUS, DATED JULY 19, 2007,
FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE KBL OFFICERS AND DIRECTORS AND OF THE UNDERWRITERS AND THEIR RESPECTIVE INTERESTS IN THE
SUCCESSFUL CONSUMMATION OF THIS BUSINESS COMBINATION.  THE DEFINITIVE PROXY STATEMENT/PROSPECTUS WILL BE MAILED TO KBL STOCKHOLDERS AS OF THE
RECORD DATE TO VOTE ON THE ACQUISITION. STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, WITHOUT
CHARGE, BY DIRECTING A REQUEST TO: KBL HEALTHCARE ACQUISTION CORP. IIII, 380 LEXINGTON AVENUE, 31ST FLOOR, NEW YORK, NEW YORK 10168. THE DEFINITIVE
PROXY STATEMENT/PROSPECTUS CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (HTTP://WWW.SEC.GOV).

3 Forward-Looking Statements THIS PRESENTATION CONTAINS FORWARD-LOOKING STATEMENTS.  FORWARD-LOOKING STATEMENTS INCLUDE, BUT ARE NOT LIMITED TO, STATEMENTS REGARDING KBL’S
AND/OR PRWT’S OR THEIR RESPECTIVE MANAGEMENT’S EXPECTATIONS, HOPES, BELIEFS, INTENTIONS OR STRATEGIES REGARDING THE FUTURE. IN ADDITION, ANY
STATEMENTS THAT REFER TO PROJECTIONS, FORECASTS OR OTHER CHARACTERIZATIONS OF FUTURE EVENTS OR CIRCUMSTANCES, INCLUDING ANY UNDERLYING
ASSUMPTIONS, ARE FORWARD-LOOKING STATEMENTS. THE WORDS “ANTICIPATE,” “BELIEVE,” “CONTINUE,” “COULD,” “ESTIMATE,” “EXPECT,” “INTEND,” “MAY,” “MIGHT,” “PLAN,”
“POSSIBLE,” “POTENTIAL,” “PREDICT,” “SHOULD,” “WOULD” AND SIMILAR EXPRESSIONS MAY IDENTIFY FORWARD-LOOKING STATEMENTS, BUT THE ABSENCE OF THESE
WORDS DOES NOT MEAN THAT A STATEMENT IS NOT FORWARD-LOOKING. FORWARD-LOOKING STATEMENTS MAY INCLUDE, FOR EXAMPLE, STATEMENTS ABOUT OUR:
ABILITY TO COMPLETE A COMBINATION WITH ONE OR MORE TARGET BUSINESSES; SUCCESS IN RETAINING OR RECRUITING, OR CHANGES REQUIRED IN, OUR OFFICERS,
KEY EMPLOYEES OR DIRECTORS FOLLOWING A BUSINESS COMBINATION; OUR MANAGEMENT TEAM’S ALLOCATION OF THEIR TIME TO OTHER BUSINESSES AND
POTENTIALLY HAVING CONFLICTS OF INTEREST WITH OUR BUSINESS OR IN APPROVING A BUSINESS COMBINATION; POTENTIAL INABILITY TO OBTAIN ADDITIONAL
FINANCING TO COMPLETE A BUSINESS COMBINATION; AN INABILITY TO SATISFY THE CONDITIONS TO THE BUSINESS COMBINATION; LIMITED POOL OF PROSPECTIVE
TARGET BUSINESSES; POTENTIAL CHANGE IN CONTROL IF WE ACQUIRE ONE OR MORE TARGET BUSINESSES FOR STOCK; PUBLIC SECURITIES’ LIMITED LIQUIDITY AND
TRADING; FAILURE TO LIST OR DELISTING OF OUR SECURITIES FROM THE NYSE AMEX STOCK EXCHANGE OR AN INABILITY TO HAVE OUR SECURITIES LISTED ON THE
NASDAQ STOCK EXCHANGE FOLLOWING A BUSINESS COMBINATION; USE OF PROCEEDS NOT IN TRUST OR AVAILABLE TO US FROM INTEREST INCOME ON THE TRUST
ACCOUNT BALANCE; OUR FINANCIAL PERFORMANCE FOLLOWING THE BUSINESS COMBINATION; PRWT’S INABILITY TO ACHIEVE ITS BUSINESS OBJECTIVES OR IMPLEMENT
ITS STRATEGIES OR MAINTAIN ITS MINORITY COMPANY CERTIFCATIONS; OR AN INABILITY TO SECURE CONTRACTS CURRENTLY BEING NEGOTIATED OR TO BE NEGOTIATED
IN THE FUTURE.                                         THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS PRESENTATION ARE BASED ON OUR CURRENT EXPECTATIONS AND BELIEFS CONCERNING FUTURE
DEVELOPMENTS AND THEIR POTENTIAL EFFECTS ON US. THERE CAN BE NO ASSURANCE THAT FUTURE DEVELOPMENTS AFFECTING US WILL BE THOSE THAT WE HAVE
ANTICIPATED. THESE FORWARD-LOOKING STATEMENTS INVOLVE A NUMBER OF RISKS, UNCERTAINTIES (SOME OF WHICH ARE BEYOND OUR CONTROL) OR OTHER
ASSUMPTIONS THAT MAY CAUSE ACTUAL RESULTS OR PERFORMANCE TO BE MATERIALLY DIFFERENT FROM THOSE EXPRESSED OR IMPLIED BY THESE FORWARD-
LOOKING STATEMENTS. THESE RISKS AND UNCERTAINTIES INCLUDE, BUT ARE NOT LIMITED TO, THOSE FACTORS DESCRIBED UNDER THE HEADING “RISK FACTORS.”
SHOULD ONE OR MORE OF THESE RISKS OR UNCERTAINTIES MATERIALIZE, OR SHOULD ANY OF OUR ASSUMPTIONS PROVE INCORRECT, ACTUAL RESULTS MAY VARY IN
MATERIAL RESPECTS FROM THOSE PROJECTED IN THESE FORWARD-LOOKING STATEMENTS. WE UNDERTAKE NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD-
LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, EXCEPT AS MAY BE REQUIRED UNDER APPLICABLE SECURITIES
LAWS AND/OR IF AND WHEN MANAGEMENT KNOWS OR HAS A REASONABLE BASIS ON WHICH TO CONCLUDE THAT PREVIOUSLY DISCLOSED PROJECTIONS ARE NO LONGER
REASONABLY ATTAINABLE. THIS CURRENT REPORT AND THE EXHIBITS HERETO INCLUDE CERTAIN FINANCIAL INFORMATION NOT DERIVED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING
PRINCIPLES ("GAAP").  KBL AND PRWT BELIEVE THAT THE PRESENTATION OF THESE NON-GAAP MEASURES PROVIDE INFORMATION THAT IS USEFUL TO INVESTORS. WE
HAVE INCLUDED A RECONCILIATION OF THIS INFORMATION TO THE MOST COMPARABLE GAAP MEASURES WHERE APPLICABLE.

Executive Summary Transaction Consideration PRWT and KBL (NYSE Amex: KHA) entered into a definitive merger agreement on March 13, 2009 The combined company will be named PRWT and will apply for listing on the NASDAQ Current executives remain in place; board appointed by PRWT and KBL KBL warrants purchased by PRWT (~7.3 million) and its Vice Chairman (1.5 million) in May 2009 Expected shareholder vote and closing mid-July 2009 Approximately $142.3 million upfront consideration at closing: 11.95 million shares (~$93.8 million valued at $7.85 estimated cash held in trust per share) $3.5 million cash to current stockholders of PRWT Assumption of $45.0 million of PRWT’s net debt Up to 8 million additional shares issuable upon the achievement of EBITDA targets and/or occurrence of certain events PRWT shareholders entered into long-term lock-up agreement (up to 3 years) Company
Overview Rapidly-growing, minority-controlled pharmaceutical services company with legacy businesses in facilities management and business processing services Founded in 1988, headquartered in Philadelphia, national footprint, 1,300+ employees Over $240 million revenue currently contracted for 2009 Reported $64.5 million revenue, $12.3 million EBITDA and $8.9 million net income for Q1 2009 4

Investment Highlights 5 Compelling opportunity based on existing pharmaceutical platform and relationships with industry leaders Certified Minority Business Enterprise – over $100 billion per year spent with minority companies Attractive business model with ability to deliver continued rapid sales, EBITDA and net income growth Proven, well-networked and incentivized management team with average 35+ years experience

Company History Acquired 51% of U.S.
Facilities (USF), a facilities
management and
maintenance services
company 2009 USF contracted
revenue = $57 million Acquired state-of-the-art,
turn-key pharmaceutical
manufacturing facility from
and signed long-term
supply agreement with
Merck & Co 2009 Cherokee contracted
revenue = $156 million 2001 2008-2009 Founded as high-volume/
high-performance business
processing services
company 2009 PRWT contracted
revenue =  $28 million 6 Added new management
with domain expertise Signed merger with KBL to
provide capital and raise
company profile Named Black Enterprise
Industrial/Services
Company of the Year 1Q 2009 total company
revenues = $64.5 million,
EBITDA = $12.3 million 2007 1988 Track record as scale minority supplier enabled the Merck transaction Cherokee acquisition transformed the company Positioned for significant near-term value creation

7 Cherokee Pharmaceuticals Cherokee Pharmaceuticals facility in Riverside, PA. 340 Acres 105 Buildings 400 Employees Pittsburgh Erie Scranton Allentown Philadelphia Harrisburg Rt. 80 Riverside

Cherokee Merck Transaction

FACILITY ACQUISITION

- Closed December 31, 2007
- Price = $3.0 million cash + $17.5 million seller note (included $10.5 million of inventory)
- Independently appraised >$850 million replacement value
- ~99% of employees elected to transition to PRWT

SUPPLY AGREEMENT

- Initial 5-year agreement through December 31, 2012
- Expected value = ~$100-$200 million per year
- Executing 3-year option to extend to December 31, 2015

MERCK'S RATIONALE

- One of five plants identified for sale or closure due to change in Merck's manufacturing strategy
- Sale to PRWT ensured continuity of quality and supply from a facility and workforce on which it could rely
- Transition of employees maintained important relationships with union and community stakeholders
- Low acquisition cost enabled favorable supply agreement pricing, leading to lower cost of goods sold
- Ability to realize minority spending credit and raise profile of its corporate diversity program

PRWT
CHEROKEE PHARMACEUTICALS
A PRWT LIFE SCIENCES COMPANY
8

Cherokee Overview


Active Pharmaceutical Ingredient ("API") Manufacturing


Bulk API


Multi-Purpose API Capabilities


Fermentation Facility


Specialty Chemical Warehouse


Keystone Opportunity Zone

	BUSINESS	PRODUCTS/SERVICES	CURRENT REVENUES	POTENTIAL REVENUES (1)	GROWTH STRATEGY/STATUS
API Manufacturing	Antibiotics APIs (Factory 7)	◆ Injectable antibiotics for in-hospital administration	~ $140mm	~ $140-$160mm	◆ Executing option to extend supply agreement through 2015 ◆ Opportunity to increase capacity 20-40%
API Manufacturing	Crop Protection APIs (Factory 6)	◆ Anti-parasitic crop protection product	~ $10mm	~ $35-$40mm	◆ Negotiating contract extension through 2016 to increase utilization to 100% (without significant capital investment)
API Manufacturing	Multi-Purpose APIs (Factory 61)	◆ Cardiovascular, HIV, animal health, cancer	~ $5mm	~ $150-$175mm	◆ Several major pharma prospects in sales pipeline ◆ Expansion project underway to triple capacity by 12/09
Fermentation		◆ Nutraceuticals, bio-fuels, bio-fungicides, etc.	< $1mm	~ $50mm	◆ Negotiations with initial customers for up to 35% of capacity ◆ Can be upgraded for biological APIs at modest expense
Specialty Chemical Distribution		◆ Procurement, logistics, warehousing, distribution	$0mm	~ $200-$250mm	◆ Launched strategic partnership with SAFC in 2Q 2009 ◆ Soliciting/negotiating contracts with initial customers
Laboratory and Development Services		◆ Product testing, process development, scale-up	~ $1mm	~ $50mm	◆ Targeting companies with development-stage products ◆ Serves as potential feeder for Factory 61 upon approval
Total			~ $156mm	~ $625-$725mm	

(1) Please see pages 151-152 of the preliminary proxy statement/prospectus for details on how the potential revenues were derived.

PRWT

CHEROKEE PHARMACEUTICALS
A PRWT LIFE SCIENCES COMPANY

9

10 Cherokee Business Model Substantial revenue growth opportunity Estimated current capacity >$600 million per year, only ~25% utilized Significant growth locked in via existing and pending contracts Target 20%+ EBITDA margins Initial supply agreement covers fixed costs and provides reasonable margin Growth areas expected to generate higher gross margins Minimal incremental staff and fixed costs required to support new business Target 10%+ net income margins Low depreciation expense due to attractive basis on acquisition Attractive interest rates (7%) on long-term debt facility 178.25 acre Keystone Opportunity Zone (“KOZ”) – PA tax free through 2020

11 Cherokee Competitive Positioning Customers under long-term contract and have long-
standing relationships with Cherokee Many products require dedicated facilities and/or complex manufacturing techniques that would be hard to replicate Pharmaceutical products (including manufacturing processes) are highly regulated by FDA Offshore (e.g. China/India) manufacturing considered risky for high-value and/or hard-to-manufacture products High quality and service levels State-of-the-art facility/workforce with big pharma capabilities and infrastructure Reliable U.S.-based outsourcing solution with 50+ year track record and Merck heritage Cost competitive solution relative to internal production or alternative suppliers Plus, minority supplier spending credit HIGH SWITCHING COSTS FOR CURRENT CUSTOMERS ATTRACTIVE OFFERING TO NEW CUSTOMERS

12 Cherokee Future Possibilities Acquire Additional Facilities Further expand capabilities –
vaccines, biologicals, other
specialized products, etc. Merck-like transactions with other pharmaceutical companies that
have similar rationales for
divesting manufacturing facilities Expand Current Facility Increase API capacity, expand into new areas - finished dosage
forms, filling, packaging, etc. Ample land, infrastructure,
management and staff to support
new operations at site Would reside within KOZ and
be PA tax-free Offer Cherokee-Labeled Products Authorized generics from current or new customers Focused on products with
market exclusivity and/or other
barriers to entry Other in-licensed products

13 Legacy Businesses Generate cash flows that can be re-invested in Cherokee or elsewhere Stable businesses with reasonable growth and profitability Significant untapped potential to be exploited Facilitate access to new opportunities Merck initially approached PRWT through facilities management 20-year track record in legacy businesses gave Merck confidence that PRWT could deliver Unique opportunity for cross-selling Won contract to manage all North American facilities for large pharma company in partnership with Jones Lang Lasalle Combination of USF/PRWT Services/Cherokee capabilities and minority status cannot be matched Provides high volume/high performance business processing services, including mailroom, lockbox, document & payment
processing, customer service and technical support Provides professional facilities management, maintenance and infrastructure support services focusing on large-scale,
complex and highly-secure projects

14 Diversity Matters BIG PHARMA WITH SUPPLIER DIVERSITY PROGRAMS Source: National Minority Supplier Development Council (NMSDC) website. ($ billions) PRWT UNIQUELY POSITIONED TO CAPTURE SPEND RATIONALE FOR CORPORATE DIVERSITY PROGRAMS NMSDC PURCHASING ACTIVITY Ensure compliance with government requirements Desire to have supply base reflect their customer base Corporate goal to be recognized as World Class Program Top 10 corporations spend 23% with minority suppliers Top 50 spend 10% (DiversityInc) 3,500 corporate members spend >$100 billion/year with
NMSDC-certified minority-owned businesses Supplier diversity is a high priority for big pharma cos.;
most of whom have already visited PRWT’s facility Successful track record with Merck and other customers Opportunity to aggregate minority spend with one supplier The first and only minority-controlled API manufacturer $26bn spent on pharmaceutical contract mfg. in 2007 Expected to grow to $40bn by 2011 (Business Insights)

Management



Willie Johnson, Founder & Chairman

- 18 years Commissioner - PA Office of Social Services
- Former Owner & CEO, Fidelity Systems



James Dobrowolski, President U.S. Facilities

- Former President, Halifax Technical Services



Jerry Johnson, Vice Chairman

- Chairman, Radnor Trust Holdings
- Former EVP, Safeguard Scientifics (NYSE: SFE)



Mark Schweiker, President PRWT Services

- President & CEO, Greater Philadelphia Chamber of Commerce
- Former PA Governor & Lt. Governor



Harold Epps, President & CEO

- President since Nov 2007, CEO since Oct 2008
- Former VP, Quadrant-EPP



John McCarey, EVP & CFO

- Former CFO, Lockheed Martin IMS
- Former corporate SVP of finance and EVP, ACS Government Solutions



Murvin Lackey, President Cherokee Distribution

- Former VP, GlaxoSmithKline
- Formerly held senior positions at AMOCO, Digital Equipment Corp.



Skip Lee, EVP Business Development

- Former SVP, TSS; Former SVP (M&A), ACS; Former Senior positions at Lockheed Martin IMS



John Elliot, President Cherokee Pharmaceuticals

- President of Cherokee since 2008
- Prior 25-year career at GlaxoSmithKline, most recently as Senior Vice President



George Burrell, EVP & General Counsel

- Former CEO, Innovation Philadelphia
- Former Secretary of External Affairs for the City of Philadelphia

Note: Willie Johnson and Jerry Johnson are not related. Mark Schweiker expected to begin in July 2009.

15

Financial Overview



($ in millions)
REVENUE
Cherokee Pharmaceuticals
U.S. Facilities
PRWT Services
Additional revenue not currently under contract
$66
$35
$31
$75
$44
$31
$165
$83
$52
$30
$64
$45
$12
$7
$156
$57
$28
$241mm contracted revenue
2006
2007
2008
1Q
FY
2009



($ in millions)
EBITDA
Pro Forma EBITDA
Contingent EBITDA Payment Targets
$0.9
$1.4
$4.8
$12.3
$27.0
$25.0
$33.0
$30.0
$43.0
$40.0
2006
2007
2008
1Q
FY
2010
2011
2009

Note: See Appendix for reconciliation from net income/(loss) to Pro Forma EBITDA. "Contingent EBITDA payment targets" means EBITDA adjusted to (i) exclude foreign exchange gains and losses and extraordinary items, costs and expenses incurred in initially implementing and establishing compliance with the Sarbanes-Oxley Act of 2002 and income from debt forgiveness or cancellation and (ii) to give effect to an imputed capital charge equal to 12.5% of the aggregate consideration paid in any acquisition of a business or assets subsequent to the merger (but shall exclude certain other costs relating to any such acquisition). Contingent EBITDA payment targets are presented because they are being used to determine the release of escrowed shares to existing PRWT stockholders based on the combined entity meeting these targets.

16

Conclusion 17 Compelling
Opportunity
Based On Existing
Platform Rapid Sales,
EBITDA and
Net Income
Growth Certified
Minority
Business
Enterprise Proven &
Incentivized
Management
Team

18 Appendix PRWT Services, Inc.

19 PRWT Services: A Leading Provider since 1988 SERVICES OFFERED GROWTH STRATEGY CUSTOMERS Call Center Claims Processing Collection & Processing Customer Service Data entry Document Imaging & Capturing EMS Services Lockbox Mailroom Payment Processing Access additional potential customers Expand into commercial markets with focus on life sciences – participating in first contract with U.S.
Facilities and Jones Lang Lasalle Geographic expansion beyond Philadelphia and other key cities Broaden product/service offering Acquiring marketing rights to scalable software platform to move into higher-value applications Increase focus under new leadership Incoming President has commercial market expertise and significant relationships with key potential
customers Additional sales and business development resources added Maximize cross-selling opportunities with Cherokee and
U.S. Facilities

U.S. Facilities: A Facilities Management Services Provider since 1967

SERVICES OFFERED

- Boiler & Chiller Plants
- Bridges & Navigation Systems
- Building Alteration & Construction
- Custodial & Related Services
- Equipment Systems
- Integrated Pest Management
- Mailroom & Messenger Services
- Physical & Electronic Security
- Project Management
- Trash Removal & Recycling
- Warehouse & Logistics Facilities

CUSTOMERS



City of Philadelphia TRIPLEX



Curran-Fromhold/ Riverside Correctional Facilities



U.S. Army Corps of Engineers Atlantic Intracoastal Waterway



Virginia Department of Transportation



Social Security Administration Mid-Atlantic Service Center



Thurgood Marshall Federal Judiciary Building



D.C. Unified Communication Center

GROWTH STRATEGY

- Access additional potential customers
- Expand into commercial markets with focus on life sciences – recently won first contract in partnership with Jones Lang Lasalle
- Target additional federal government customers – recently placed on GSA schedules for facilities management services
- Continue geographic expansion beyond core Philadelphia and Virginia markets
- Maximize cross-selling opportunities with Cherokee and PRWT Services

20

Sources & Uses 21 PRWT-KBL Business Combination Pro Forma Capitalization (1) Based on cash in trust at March 31, 2009. (2) Assumes the redemption of 12.35 million shares of KBL stock at $7.85 estimated
cash held in trust per share. (1)   Does not include contingent payments or stock options. (2)   Assumes repurchase of 12.35 million KBL common shares to be completed
concurrent with closing of the transaction. (3)   Calculated via treasury stock method at $7.85 estimated cash held in trust per share; excludes ~7.27 million warrants purchased by company for retirement. ($ in millions) Pro Forma Valuation Note: In millions, except per share data.

22 Summary Condensed Consolidated Income Statement (1) (1)   Income statements for three months ended March 31, 2009 and March 31, 2008 unaudited.  Annual income statements for 2008, 2007 and 2006 audited. (2)  We believe that EBITDA is useful to stockholders as a measure of comparative operating performance, as it is less susceptible to variances in actual performance resulting from depreciation, amortization and other non-cash charges and more reflective of changes in pricing decisions, cost controls and other factors that affect operating performance. We also believe EBITDA is useful to stockholders as a way to evaluate our ability to incur and service debt, make capital expenditures and meet working capital requirements. EBITDA is not intended as a measure of our operating performance, as an alternative to net income (loss) or as an alternative to any other performance measure in conformity with U.S. generally accepted accounting principles or as an alternative to cash flow provided by operating activities as a measure of liquidity. (3)  Pro Forma EBITDA represents EBITDA plus non-recurring items.  We have provided Pro Forma EBITDA because PRWT's management believes it provides meaningful information to investors.  Among other things, it may assist investors in evaluating the Company's operating results. We believe this non-GAAP disclosure provides important supplemental information to management and investors regarding financial and business trends relating to PRWT's financial condition and results of operations.

23 Summary Unaudited Pro Forma Condensed Consolidated Balance Sheet (1) ($ in 000s) (1)   The summary unaudited Pro Forma combined balance sheet combines the historical condensed balance sheet of PRWT and the historical balance sheet of KBL as of March 31, 2009 giving effect to the proposed merger of KBL and PRWT pursuant to the merger agreement, as if the merger had been consummated on March 31, 2009.